VBI VACCINES



CORPORATE PRESENTATION

NASDAQ: VBIV

NOVEMBER 2018

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this presentation that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are forward-looking information within the meaning of Canadian securities laws (collectively "forward-looking statements"). The company cautions that such statements involve risks and uncertainties that may materially affect the company's results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of therapeutic candidates; the ability to obtain appropriate or necessary governmental approvals to market potential products; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; the company's ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to the company's products, including patent protection. A discussion of these and other factors, including risks and uncertainties with respect to the company, is set forth in the Company's filings with the Securities and Exchange Commission and the Canadian securities authorities, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2018, and filed with the Canadian security authorities at sedar.com on February 26, 2018, and may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Overview

- Leveraging significant vaccinology expertise to address unmet medical needs in both **INFECTIOUS DISEASE** and **IMMUNO-ONCOLOGY**

- Advancing prevention of **HEPATITIS B** with Sci-B-Vac®, the only commercially-approved trivalent Hepatitis B vaccine – approved in 10 countries worldwide and currently in Phase III clinical studies in the U.S., Europe, and Canada (data expected mid-2019)

- Integrating **CYTOMEGALOVIRUS (CMV) EXPERTISE** with a proprietary enveloped virus-like particle (eVLP) platform technology to develop next-generation vaccines:

  - VBI-1501 : Preventative **CONGENITAL CMV** vaccine candidate (positive topline Phase I data announced in May 2018)

  - VBI-1901 : Therapeutic **GLIOBLASTOMA** (GBM) vaccine candidate (currently in Phase I/IIa study)

VBI Vaccines Pipeline

Multiple Opportunities in Infectious Disease and Oncology

		LEAD	PRE-CLINICAL	PHASE I	PHASE II	PHASE III	APPROVED	STATUS
INFECTIOUS DISEASE								
	Sci-B-Vac® (Hepatitis B) *(Approved in 11 countries)*							Ongoing Phase III, Topline Phase III data expected mid-2019
eVLP	Cytomegalovirus (CMV)							Final Phase I data announced May 2018
eVLP	Zika							Preclinical work ongoing
IMMUNO-ONCOLOGY								
eVLP	Glioblastoma Multiforme (GBM)							Ongoing Phase I/IIa
eVLP	Medulloblastoma							Preclinical work ongoing

Recent Key Achievements

OCTOBER 2017 – NOVEMBER 2018

November 2018	Announcement of early data from Phase I/IIa study of VBI-1901 in recurrent GBM patients
October 2018	Completion of vaccination in PROTECT Phase III study for Sci-B-Vac® (Hepatitis B)
September 2018	Announcement of formation of new Scientific and Clinical Advisory Boards
September 2018	2nd Positive DSMB review in Phase I/IIa study of VBI-1901 (GBM) and initiation of enrollment in high-dose cohort
May 2018	Announcement of positive topline results from CMV Phase I study
April 2018	Completion of enrollment in PROTECT Phase III study for Sci-B-Vac®
April 2018	Positive DSMB review in Phase I/IIa study of VBI-1901 (GBM) and initiation of enrollment in intermediate-dose cohort
January 2018	First GBM patient dosed in Phase I/IIa clinical study of VBI-1901
December 2017	First subject vaccinated in Phase III clinical program for Sci-B-Vac®
October 2017	Closed Public Offering and concurrent Registered Direct Offering for aggregate proceeds of $71.9MM



SCI-B-VAC®

Only commercially-available trivalent vaccine containing pre-S1, pre-S2, and S antigens of Hepatitis B virus

Sci-B-Vac® : Importance of Trivalent Conformation

Sci-B-Vac® achieves rapid onset of protection and higher seroprotection rates, at a lower dosage than competing vaccines





	2ND GENERATION VACCINES	SCI-B-VAC®
Viral antigens mimicked:		
S Protein	✓	✓
Pre-S1		✓
Pre-S2		✓
Adjuvant:	Next-generation Adj. (e.g. TLRs)	Alum
Derivation:	rDNA yeast	Mammalian cell

- Pre-S1 antigen induces key neutralizing antibodies that block virus receptor binding
- Published data demonstrates that T cell response to pre-S1 and pre-S2 antigens can further boost responses to the S antigens, resulting in a more immunogenic response

Hepatitis B Unmet Need : Low Vaccination Rates

Reported US Hepatitis B Vaccination Coverage – 2015 *(≥ 3 doses)*	
Otherwise Healthy	
Adults aged ≥ 19 years	24.6%
Adults aged 19-49 years	32.0%
Adults age ≥ 50 years	16.5%
High-Risk	
Chronic Liver Conditions	27.4%
Diabetics – Age 19-59 years	24.4%
Diabetics – Age ≥ 60 years	12.6%
Healthcare Providers ≥ 19 years	64.7%

- Seroconversion rates with current 2nd generation hepatitis B vaccines significantly decline in both the elderly and in the high-risk subpopulations
- The need for a next-generation hepatitis B vaccine represents an annual **global market opportunity of approximately $600M - $800M**

Source: 2015 CDC Surveillance of Vaccination Coverage Among Adult Populations

Hepatitis B Unmet Need : High-Risk Populations

SEROCONVERSION RATES WITH CURRENT VACCINES FALL DRAMATICALLY WITHIN THE ELDERLY AND HIGH-RISK PATIENT POPULATIONS

Anti-HBs Seroconversion Rates After Hepatitis B Vaccination	
Neonates	> 95%
Age 2 - 19	~99%
Age 20 - 29	~95%
Age 30 - 39	~90%
Age 40 - 49	~85%
Age 50 - 59	~70%
Age 59+	~50%
Renal failure, HIV infection, other immunosuppression	50-70%
Liver Disease	60-70%

Sources: WHO - http://www.who.int/csr/disease/hepatitis/whocdscsrlyo20022/en/index4.html

Extensive Existing Efficacy and Safety Data Package

- Currently approved in 10 countries worldwide, most notably used in Israel
- Commercial product distribution data estimates that over 500,000 infants and adults have been safely vaccinated with the current formulation of Sci-B-Vac®
- In the last two decades, 22 clinical trials have been completed using the current and/or prior formulations of Sci-B-Vac®
  - Approximately 2,000 subjects have received the current formulation of Sci-B-Vac® in clinical trials
- A total of seven Sci-B-Vac® clinical trials have been conducted in healthy adults
- In head-to-head comparative trials, Sci-B-Vac® consistently achieved higher rates of seroprotection earlier in adult populations compared to the vaccines in the control arms, which were licensed hepatitis B vaccines
- The safety profile of Sci-B-Vac® has been shown to be clean and comparable to vaccines in the control arms

Sci-B-Vac® Demonstrated Superior Seroprotection Rate in Older Adults

Stratification by Age Demonstrated Significantly Improved Potency in Older Adults

Seroprotection Stratified by Age



100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
Percent HBsAg Seroprotection
86.0%
78.3%
96.6%
96.0%
Engerix B <= 45 (n = 136)
Engerix B > 45 (n = 115)
Sci-B-Vac <= 45 (n = 118)
Sci-B-Vac > 45 (n = 126)
Engerix B <= 45 (n = 136)
Engerix B > 45 (n = 115)
Sci-B-Vac <= 45 (n = 118)
Sci-B-Vac > 45 (n = 126)

Study Reference: Phase III 38-96-040

Interim Data from Israeli Phase IV Study Reinforces Strength of Sci-B-Vac® Potency in Adult Populations & Potential for Rapid Seroprotection


SCI-B-VAC® PHASE IV STUDY IN ISRAELI ADULTS (AGE 18-40, N=88)
SEROPROTECTION (>10 IU/ML)
100%
80%
60%
40%
20%
0%
56.8%
91.9%
98.8%
Month 1
30-days post 1st vaccination
Month 2
30-days post 2nd vaccination
Month 3
60-days post 2nd vaccination

Study Reference: Phase IV – SciB018

Ongoing Phase III Clinical Program to Support Licensure in U.S., Europe, and Canada

- **Target Population:** ~4,500 adults age 18 years and older
- **Clinical Trial Sites:** ~40 sites across the US, Europe, and Canada
- **Design:** Two concurrent Phase III studies:
    1. PROTECT : Safety and immunogenicity study (n=1,600)
    2. CONSTANT : Lot-to-lot consistency study (n=2,900)
- **Control Vaccine:** Engerix-B® (GSK)
- **Start Date:** Enrollment initiated in Q4 2017
- **Expected Headline Data Readout:**
    - PROTECT : Mid-year 2019
    - CONSTANT : Around 2019 year-end



CMV eVLP Vaccine Pipeline

Vaccine candidates, derived from eVLP platform technology, potently express CMV antigens to address a number of unmet medical needs

eVLPs are a 3rd-Generation Class of Synthetic Vaccines

- eVLPs are the same size and structure as enveloped viruses, presenting antigens in their natural state for an improved immune response
- The foundation of the eVLP Platform is a stable, protein-based core which has the flexibility to express additional vaccine antigens of interest



eVLP
Antigenic Protein
Natural Lipid Bilayer
No Infectious Genetic Machinery
Gag Protein



Electron Microscopy image of VBI's CMV eVLPs captured at Scripps Institute.

Impact and Risks of Cytomegalovirus (CMV)

INFECTIOUS DISEASE

Birth Defects *(Congenital Infection):*

- Congenital CMV is the leading cause of birth defects worldwide
- A first exposure during pregnancy can lead to death, blindness, deafness, and developmental delays of the newborn
- ~30,000 infants are born in U.S. with CMV annually
- 5,000+ will develop permanent impairments (more impacted births than Downs Syndrome)
- Direct economic costs of CMV infection exceeds $3.0B per year in U.S.
- No approved treatment or prevention
- ~$1B U.S. annual market with a $5B catch-up market opportunity

Transplant Rejection:

- CMV is also a leading cause of transplant rejection in both the solid organ transplant and the stem-cell transplant settings

ONCOLOGY

Solid Tumors:

- 90%+ of some solid tumors, incl. glioblastomas, breast cancers, and medulloblastomas are CMV+
- CMV is not causative, but does influence disease progression of CMV+ tumors
- In multiple studies, CMV-targeting vaccines have increased overall survival in GBM patients
- GBM is one of the most aggressive cancers with few therapeutic options and no standard of care in the recurrent setting

Two Candidates from Innovative eVLP Platform Technology Target CMV-Associated Indications


gB Envelope Antigen
pp65
Antigen
Modified gB-G
Unmodified gB

Attributes		VBI-1501 Monovalent gB-G for Prevention of Infectious Disease Indications	VBI-1901 Bivalent – pp65 + gB for Therapeutic Immuno-Oncology
Present antigen in natural conformation		+++	+++
Broadly Reactive Neutralizing Antibodies		+++	+++
Polyvalent Immune Response			++
Potent Th1 Cellular Immunity for Therapeutic Applications	CD4+	++	+++
	CD8+		++

eVLP Presentation Improves CMV Vaccine Potency

Presentation of gB antigen in an eVLP improves relevant functional CMV neutralizing responses relative to recombinant gB protein

PRECLINICAL RESULTS

- Neutralizing antibodies (nAb) are the desired functional immune response for prophylaxis
- gB in eVLP generates higher levels of CMV nAbs than recombinant (gB)
- eVLPs potency is not dependent on powerful adjuvants; FDA approved alum is sufficient

Neutralizing antibody titers for mice immunized with comparable doses of Recombinant gB of optimized gB eVLPs (VBI-1501)



50% Epithelial cell nAb Titer (1/x)
10,000
1,000
100
10
1
VBI-1501
Recombinant gB
gB-G eVLPs (VBI-1501)

Source: VBI Studies: 15BC04, 15BC19, 15BC39

VBI-1501 : Congenital CMV Phase I Study Overview

STUDY DESIGN

- **Target Population:** 128 CMV-Negative Healthy Adults (18-40 yrs)
- **Design:** 5-arm study, staggered Enrollment with Vaccinations at 0, 2, and 6 Months
  - Placebo : *Empty eVLP*
  - 0.5µg VBI-1501A : *0.5µg of gB-G w/ adjuvant alum*
  - 1.0µg VBI-1501 : *1.0µg of gB-G*
  - 1.0µg VBI-1501A : *1.0µg of gB-G w/ adjuvant alum*
  - 2.0µg VBI-1501A : *2.0µg of gB-G w/ adjuvant alum*
- **Duration:** 20 Months
- **Topline Data Read-Out:** Announced May 2018, based on samples collected 1 month after 3rd dose, with 6-month follow-up for safety
- **Primary Endpoint:** Safety and Tolerability
- **Secondary Endpoints:**
  - gB binding titers
  - nAb titers in fibroblast and epithelial cells
  - gB antibody avidity measurement

VBI-1501 Phase I Results : gB Antibody Binding Titers



VBI-1501A (2µg gB)
VBI-1501A (1µg gB)
VBI-1501A (0.5µg gB)
VBI-1501 (1µg)
Anti-gB Endpoint Titer (1/X)
10^5
10^4
10^3
0
28
56
84
112
140
168
196
224
252
280
308
336
Days
Vaccine immunizations

Neutralizing Antibody Seroconversion Rates

FIBROBLAST CELLS:

- 2.0µg VBI-1501A induced an 85% fibroblast cell nAb response after the 2nd dose and a 100% nAb response after the 3rd dose
- The GMT for CMV+ sera was 237 (CI: 140,400) and for the 2µg dose of VBI-1501A was 174 (CI: 109, 276)



Fibroblast nAb Seroconversion (%)
100
75
50
25
0
93%
100%
92%
83%
30%
CMV+ Healthy Subjects
VBI-1501A (2µg gB)
VBI-1501A (1µg gB)
VBI-1501A (0.5µg gB)
VBI-1501 (1µg gB)

EPITHELIAL CELLS:

- 2.0µg VBI-1501A also demonstrated a 31% epithelial cell neutralizing antibody seroconversion rate after three vaccinations, up from 17% after two vaccinations
- The epithelial cell neutralizing activity was correlated with both higher binding titers and with fibroblast neutralizing activity

Summary of Final Phase I Study Results

- VBI-1501 is safe and well tolerated at all doses tested, with and without the adjuvant alum, with no concern about evaluating VBI-1501A at higher doses
- VBI-1501A is immunogenic, even at a low dose
  - **gB antibody binding titers** induced at all dose levels, with clear evidence of dose-dependent boosting after each vaccination
  - **Neutralizing antibodies against fibroblast cell infection** were comparable to those from CMV-positive controls in 100% of subjects receiving the highest dose
  - **Neutralizing antibodies against epithelial cell infection** had a correlation with higher gB binding titers and fibroblast cell neutralizing activity, suggesting the modified form of the gB-G used in VBI-1501A qualitatively enriches for functional nAb activity
  - **Highest dose** tested (2.0µg) is 1/10th that of several other licensed VLP-based vaccines and past non-VBI CMV candidates
- There is strong scientific rationale to support that higher doses of VBI-1501A could improve the immunogenicity and efficacy
- Discussions with regulatory bodies ongoing to determine the design of the next stage of development

VBI-1901 (GBM) : CMV as a Foreign Viral Antigen Approach to Immuno-Oncology

Poor Immunogenicity of Traditional Tumor-Associated Antigens (TAAs) has Limited Past Therapeutic Cancer Vaccines


IMMUNOGENICITY
"Self" TAAs
Neoantigens
"Foreign" Viral TAAs
LOW
HIGH

VBI-1901 : Rationally-Designed Immuno-Therapeutic Vaccine for CMV+ Solid Tumors

Schematic *Virus-like structure stimulated innate immunity & promotes uptake by Antigen Presenting Cells (APCs)*	 
Antibody Target	gB
T Cell Targets	gB ($CD4^+$), pp65 ($CD8^+$)
Target Indication	Treatment of CMV+ glioblastoma, breast cancer, and other CMV+ solid tumors
Rationale	Targets multiple antigens, each with multiple epitopes, to promote broad immunity & avoid tumor selection/escape
Adjuvant	Co-administered with GM-CSF via intradermal route

GBM Phase I/IIa Clinical Study Design

TWO-PART, MULTI-CENTER, OPEN-LABEL, DOSE-ESCALATION STUDY OF VBI-1901 IN PATIENTS WITH RECURRENT GBM (RGBM)

Patient Treatment:

- Vaccinations every 4 weeks until tumor progression
- Safety visit/immunogenicity measure: 2 weeks post each vaccination
- MRI: at screening and every 6 weeks

Part A: Dosing and safety • Recurrent GBM (any # of times) • N = up to 18 patients (6/cohort)	**Low :** 0.4µg of pp65	**Med. :** 2.0µg of pp65	**High :** 10.0µg of pp65	
Part B: Extension Study • Best dose selected from Part A • 1st recurrent GBM • Tumor to 1-3cm in size • N = up to 10 additional patients				Optimal Dose Level
Rolling Immunogenicity Data	Immunogenicity/biomarker measures for Low, Med & High Dose Cohorts			6 mo & 12mo survival

Primary outcomes:

- Safety and tolerability

Secondary outcomes:

- Immunogenicity: (1) T-cell immunity (CD8 & CD4); (2) Serum anti-gB antibody titers; (3) Other immune correlates & biomarkers
- Change in quality of life compared to baseline, including reduction in steroid use
- 6&12 month PFS, OS

GBM Phase I/IIa Clinical Study : Early Data (1)

Early immunologic data from the low- and intermediate-dose cohorts illustrate robust boosting of CMV-specific immunity directed against multiple antigens in some subjects

LOW-DOSE COHORT (0.4µg) :

- January – April 2018 : 6 patients enrolled
- 6-month data : Overall Survival (OS) 83%, Progression-Free Survival (PFS) 17%, with one subject who was on therapy for 9 months
    - Historical rGBM 6-month OS and PFS rates are approximately 60% and 20%, respectively
      [Brada M, 2001; Desjardins A, 2012; Stupp R, 2012]

Impact of vaccination on CMV-specific immunity - Patient-specific data of responders :

Subject 01-003	Subject 01-007
2 recurrences	3 recurrences

CMV gB Antibody Binding Titers



CMV gB Ab Binding Titer (1/x)
10^6
10^5
10^4
10^3
8.6X ↑
0 28 56 84 112 140 168 196
Days
10^6
10^5
10^4
10^3
1.5X ↑
0 28 56 84 112 140 168 196
Days

T cell Responses



SFC/10^6 PBMCs
TMTC
2000
1500
1000
500
0
0 28 56 84 112 140 168 196
Days
TMTC
2000
1500
1000
500
0
0 28 56 84 112 140 168 196
Days
VBI-1901 (IFN-γ)
VBI-1901 (IL-5)
gB peptide pool (IFN-γ)
gB peptide pool (IL-5)
pp65 peptide pool (IFN-γ)
pp65 peptide pool (IL-5)
TMTC = too many to count

GBM Phase I/IIa Clinical Study : Early Data (2)

INTERMEDIATE-DOSE COHORT (2.0µg) :

- June – August 2018 : 6 patients enrolled
- Study sites expanded to include Dana Farber Cancer Institute and Massachusetts General Hospital
- September 14 2018 : DSMB review of all safety data and recommended continuation of study with no modification

Impact of vaccination on CMV-specific immunity - Patient-specific data of responders :

Subject 01-012	**Subject 03-002**
2 recurrences	1 recurrence

CMV gB Antibody Binding Titers



CMV gB Ab Binding Titer (1/x)
10^6
10^5
10^4
10^3
3.8X ↑
18.3X ↑
0 28 56 84 112 140 168 196
Days

T cell Responses



TMTC
SFC/10^6 PBMCs
2500
2000
1500
1000
500
0
0 28 56 84 112 140 168 196
Days
Data in progress
VBI-1901 (IFN-γ)
VBI-1901 (IL-5)
gB peptide pool (IFN-γ)
gB peptide pool (IL-5)
pp65 peptide pool (IFN-γ)
pp65 peptide pool (IL-5)
TMTC = too many to count

HIGH-DOSE COHORT (10.0µg) : End of September 2018 initiation of enrollment



Summary

VBI Vaccines Leadership

MANAGEMENT



Jeff Baxter
President & CEO
gsk GlaxoSmithKline
THE COLUMN GROUP



Dr. David Anderson, Ph.D.
Chief Scientific Officer
HARVARD MEDICAL SCHOOL



Dr. Francisco Diaz-Mitoma, M.D., Ph.D.
Chief Medical Officer
LAKEHEAD · LAURENTIAN · MEDICINE
AMRIC Advanced Medical Research Institute of Canada



Chris McNulty
Chief Financial Officer
genzyme
Massachusetts Institute of Technology
HARVARD BUSINESS SCHOOL



Nell Beattie
Chief Business Officer
ARTISAN Healthcare Consulting
Tuck School of Business at Dartmouth

BOARD OF DIRECTORS



Dr. Steven Gillis *(Chairman)*
ARCH Venture Partners
IMMUNEX



Dr. Michel De Wilde, Ph.D.
gsk GlaxoSmithKline
SANOFI



Tomer Kariv
PONTIFAX



Scott Requadt, JD
clarus Ventures

VBI Vaccines Global Footprint



QUEBEC
vbi
Ottawa
vbi
Toronto
NEW YORK
MA
CT RI
PENN
Philadelphia
MD
DE NJ
NORTH CAROLINA
NB
PE
NOVA SCOTIA
North Atlantic Ocean
Ireland
London
Netherlands
Berlin
Germany
Poland
Belarus
Belgium
Paris
France
Prague
Czech Rep
Vienna
Austria
Slovakia
Hungary
Ukraine
Moldova
Romania
Croatia
Serbia
Italy
Rome
Bulgaria
Black Sea
Istanbul
Turkey
Greece
Portugal
Madrid
Spain
Barcelona
Tyrrhenian Sea
Mediterranean Sea
Tunisia
Morocco
Algeria
SciVac
Syria
Israel
Jordan

HEADQUARTERS – CAMBRIDGE, MA

- CEO, CSO, CFO, CBO + 3 FTEs
- Central location in biotechnology hub

RESEARCH OPERATIONS – OTTAWA, CANADA

- CMO, Finance + ~25 FTEs
- World-class R&D team and facility

MANUFACTURING FACILITY – REHOVOT, ISRAEL

- ~70 FTEs
- GMP manufacturing facility for the production of Sci-B-Vac®

Summary

KEY VALUE DRIVERS:

1. ***Sci-B-Vac®***: *Phase III Program in the U.S., Europe, and Canada*
   - *Mid-Year 2019* – Topline results expected from PROTECT
   - *Around 2019 year-end* – Topline results expected from CONSTANT

2. ***CMV***: *Phase I Clinical Study*
   - *Q4 2018* – Ongoing discussions with regulatory bodies to determine design of Phase II dose-ranging study

3. ***GBM***: *Phase I/IIa Clinical Study*
   - *Q4 2018* – Initial immunologic/biomarker data from some subjects in the low- and intermediate-dose cohorts to be presented at SNO 2018
   - *H1 2019* – More extensive immunologic data and 6-month overall survival and progression-free survival expected in all dose cohorts in Part A of the ongoing Phase I/IIa study
   - *H2 2019* – 6-month OS/PFS expected in Part B of the ongoing Phase I/IIa study

VBI Vaccines Inc.

222 Third Street, Suite 2241
Cambridge, MA 02142
(617) 830-3031
info@vbivaccines.com